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                                                        EXHIBIT 99.B1.(b)




                              CASH EQUIVALENT FUND

                        WRITTEN INSTRUMENT AMENDING THE
                       AGREEMENT AND DECLARATION OF TRUST


               The undersigned, being a majority of the trustees of Cash Equivalent Fund (the "Fund"), a business trust organized pursuant to an Agreement and Declaration of Trust dated August 9, 1985, as amended and restated September 27, 1985 (the "Declaration of Trust"), pursuant to Section 1 of Article III of the Declaration of Trust, do hereby establish and designate a third series of Shares of the Trust to be known as the "Tax-Exempt Portfolio." The relative rights and preferences of such series shall be as set forth in the Declaration of Trust. This instrument shall constitute an amendment to the Declaration of Trust.

               IN WITNESS WHEREOF, the undersigned have this 1st day of August, 1988 signed these presents.




                                        /s/ Charles M. Kierscht
                                       -------------------------------------
                                        Charles M. Kierscht, Trustee

                                             (signatures continue)


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                                        /s/ Thomas R. Anderson
                                        -----------------------------------
                                        Thomas R. Anderson,
                                        Trustee


                                        /s/ David W. Belin
                                        -----------------------------------
                                        David W. Belin,
                                        Trustee


                                        /s/ Lewis A. Burnham
                                        -----------------------------------
                                        Lewis A. Burnham,
                                        Trustee

                                        -----------------------------------


                                        /s/ Donald L. Dunaway
                                        -----------------------------------
                                        Donald L. Dunaway,
                                        Trustee



                                        /s/ James W. Harding
                                        -----------------------------------
                                        James W. Harding,
                                        Trustee


                                        /s/ Robert B. Hoffman
                                        -----------------------------------
                                        Robert B. Hoffman,
                                        Trustee


                                        /s/ Thomas L. Martin, Jr.
                                        -----------------------------------
                                        Thomas L. Martin, Jr.,
                                        Trustee


                                        /s/ William P. Sommers
                                        -----------------------------------
                                        William P. Sommers,
                                        Trustee